EXHIBIT 31


                                CERTIFICATION OF CFO


I, Thomas M. Howard, certify that:


(1) I have reviewed this quarterly report of Rotoblock Corporation;

(2) Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

(3) Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of Rotoblock Corporation as of, and for, the periods presented in this report;

(4) Rotoblock Corporation's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)):

(a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Rotoblock corporation, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b) Evaluated the effectiveness of Rotoblock Corporation's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(c) Disclosed in this report any change in Rotoblock Corporation's internal control over financial reporting that occurred during Rotoblock Corporation's most recent fiscal quarter (Rotoblock Corporation's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, Rotoblock
Corporation's internal control over financial reporting; and

(5) Rotoblock Corporation's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Rotoblock Corporation's auditors and the audit committee of Rotoblock Corporation's board of directors (or persons performing the equivalent functions):

(a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Rotoblock Corporation's ability to record, process, summarize and report financial information; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in Rotoblock Corporation's internal control over financial reporting.

Date: December 10, 2005
                                 ROTOBLOCK CORPORATION,
                                 Registrant

                             /s/ Thomas M. Howard
                                 -----------------------------------------
                                 By: Thomas M. Howard, Chief Financial Officer, Principal Accounting Officer and Director